1913349
                                                                        ENDORSED
                                                                           FILED
                                         In the office of the Secretary of State
                                                      of the State of California
                                                                     SEP 23 1994
                                                                    TONY MILLER,
                                                       Acting Secretary of State

                            ARTICLES OF INCORPORATION
                                       OF
                                ZAP POWER SYSTEMS

                                      ONE:

       The name of this corporation is ZAP POWER SYSTEMS.

                                      TWO:

       The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                     THREE:

       The name and address in this state of the corporation's initial agent for service of process is Gary Starr, 6933 Nolan Rd., Forestville, California 95436.

                                      FOUR:

       This corporation is authorized to issue only one class of shares of stock which shall be designated common stock. The total number of shares it is authorized to issue is 1,000,000 shares.

                                      FIVE:

       The names and addresses of the persons who are appointed to act as the initial directors of this corporation are:

James McGreen 2235 Clement St., Alameda, California 94501
Gary Starr 6933 Nolan Rd., Forestville, California 95436
Nancy K. Cadigan 2235 Clement St., Alameda, California 94501
Susan Bryer Starr 6933 Nolan Rd., Forestville, California 95436

                                      SIX:

       The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                                     SEVEN:

       The corporation is authorized to indemnify the directors and officers of the corporation to the fullest extent permissible under California law.

IN WITNESS WHEREOF, the undersigned, being all the persons named above as the initial directors, have executed these Articles of Incorporation.

Dated: September 21, 1994

                                /s/ JAMES McGREEN
                      -------------------------------------
                                  James McGreen

                                 /s/ GARY STARR
                      -------------------------------------
                                   Gary Starr

                              /s/ NANCY K. CADIGAN
                      -------------------------------------
                                Nancy K. Cadigan

                              /s/ SUSAN BRYER STARR
                      -------------------------------------
                                Susan Bryer Starr




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

The undersigned, being all the persons named above as the initial directors, declare that they are the persons who executed the foregoing Articles of Incorporation, which execution is their act and deed.

Dated: September 21, 1994

                                /s/ JAMES McGREEN
                      -------------------------------------
                                  James McGreen

                                 /s/ GARY STARR
                      -------------------------------------
                                   Gary Starr

                              /s/ NANCY K. CADIGAN
                      -------------------------------------
                                Nancy K. Cadigan

                              /s/ SUSAN BRYER STARR
                      -------------------------------------
                                Susan Bryer Starr



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